Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
(25)	Subsequent Events

No material subsequent events have occurred since December 31, 2015 through March 31, 2016 that require adjustment to the financial statements.

On February 1, 2016, Allegiance Marketing Group, LLC (AMG), a wholly-owned subsidiary of Allianz Individual Insurance Group LLC (AIIG), which is a wholly owned subsidiary of the Company, merged with and into GamePlan Financial Marketing (GamePlan), another wholly-owned subsidiary of AIIG. GamePlan was the surviving entity.

On February 2, 2016, GamePlan purchased a 100% interest in an independent FMO for an initial purchase price of $7,500. GamePlan recorded the assets and liabilities of the entity at fair value.

On February 23, 2016, the Company’s Board of Directors approved payment of a $600,000 cash dividend to its parent company, AZOA. The Company’s Board of Directors also approved the dividend of the loan agreement with AMOSA in the amount of $33,000 and accrued interest, which is expected to be approximately $150. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividend is considered ordinary. The dividend was paid and the loan assignment was completed on March 30, 2016.